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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 16, 2001



                             J.D. EDWARDS & COMPANY
             (exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER: 000-23091


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
                    DELAWARE                                       84-0728700
  (State or other jurisdiction of incorporation     (I.R.S. Employer Identification Number)
                or organization)

         ONE TECHNOLOGY WAY, DENVER, CO                              80237
    (Address of principal executive offices)                       (Zip Code)
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       Registrant's telephone number, including area code: (303) 334-4000


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On November 16, 2001, J.D. Edwards & Company completed its acquisition of YOUcentric, Inc., a Charlotte, N.C. provider of Java-based customer relationship management (CRM) software. Since August 2001, J.D. Edwards has been a reseller of the YOUcentric CRM products. Under the terms of the Agreement and Plan of Reorganization, J.D. Edwards acquired all of the issued and outstanding capital stock of YOUcentric, in exchange for $86 million of consideration, paid with a combination of J.D. Edwards' common stock and cash. Pursuant to the agreement, YOUcentric became a wholly-owned subsidiary of J.D. Edwards. The acquisition will be accounted for as a purchase and, accordingly, the total purchase price of YOUcentric will be allocated to the acquired assets, including goodwill and other intangible assets, and liabilities at their fair values as of November 16, 2001. J.D. Edwards' consolidated statement of operations will not include any revenue or expense related to YOUcentric prior to November 16, 2001. The acquisition is expected to be accretive to earnings in fiscal 2002.

J.D. Edwards issued approximately 7.7 million shares of common stock plus $6 million in cash, in exchange for all of the issued and outstanding shares of YOUcentric capital stock. In addition, certain vested and unvested options to purchase YOUcentric capital stock outstanding at the time of the acquisition under YOUcentric's stock option plans were assumed by J.D. Edwards. These options were converted into options to purchase an equivalent number of shares of J.D. Edwards common stock based upon the acquisition share exchange ratio.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements of the business acquired.

The required financial statements will be filed as an amendment to this Form 8-K no later than January 29, 2002.

(b) Pro forma consolidated financial statements.

The required pro forma consolidated financial statements will be filed as an amendment to this Form 8-K no later than January 29, 2002.



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(c) Exhibits.

       Exhibit
       Number                             Exhibit Description

         2.2 Agreement and Plan of Reorganization by and among J.D. Edwards & Company, Hornet Acquisition Corporation, YOUcentric, Inc., and Laura Witt as stockholder representative dated August 14, 2001 (and Amendment No. 1 to Agreement and Plan of Reorganization dated October 3, 2001).

         20.2 November 19, 2001 Press Release, J.D. Edwards Completes Acquisition of YOUcentric, Inc., Releases First Integrated Version of Collaborative CRM Solution.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     J.D. EDWARDS & COMPANY

November 30, 2001                    By:   /s/    RICHARD G. SNOW, JR.
                                        ----------------------------------------
                                        Name:  Richard G. Snow, Jr.
                                        Title: Vice President, General Counsel
                                               and Secretary



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                                  EXHIBIT INDEX


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
      EXHIBIT
      NUMBER      DESCRIPTION
      -------     -----------
         2.2      Agreement and Plan of Reorganization by and among J.D. Edwards
                  & Company, Hornet Acquisition Corporation, YOUcentric, Inc., and Laura Witt as stockholder representative dated August 14, 2001 (and Amendment No. 1 to Agreement and Plan of
                  Reorganization dated October 3, 2001).

         20.2 November 19, 2001 Press Release, J.D. Edwards Completes Acquisition of YOUcentric, Inc., Releases First Integrated Version of Collaborative CRM Solution.
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